      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
      Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1 and 2000-1
      Report for the Month Ended March 31, 2001

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series  Description                        Cusip #      Due Date
      ------------------------------------------------------------------------
      1999-1A Senior Auction Rate Notes..........280907AP1....December 1, 2035
      1999-1B Senior Auction Rate Notes..........280907AQ9....December 1, 2035
      1999-1C Subordinate Auction Rate Notes.....280907AR7....December 1, 2035
      2000-1A Senior Auction Rate Notes..........280907AS5....December 1, 2035
      2000-1B Senior Auction Rate Notes..........280907AT3....December 1, 2035
      2000-1C Subordinate Auction Rate Notes.....280907AU0....December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      Series 1999-1:
        None
      Series 2000-1:
        None

C.    Principal Outstanding - March, 2001
      -----------------------------------

                              Principal            Principal            Principal            Principal
                           Outstanding,             Borrowed             Payments         Outstanding,
      Series             Start of Month         During Month         During Month         End of Month
      ------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A         $ 78,000,000.00                $0.00                $0.00      $ 78,000,000.00
        1999-1B           39,000,000.00                 0.00                 0.00        39,000,000.00
        1999-1C            9,300,000.00                 0.00                 0.00         9,300,000.00
                  ------------------------------------------------------------------------------------
        Total            126,300,000.00                 0.00                 0.00       126,300,000.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A           54,100,000.00                 0.00                 0.00        54,100,000.00
        2000-1B           54,100,000.00                 0.00                 0.00        54,100,000.00
        2000-1C           22,000,000.00                 0.00                 0.00        22,000,000.00
                  ------------------------------------------------------------------------------------
        Total            130,200,000.00                 0.00                 0.00       130,200,000.00
                  ------------------------------------------------------------------------------------
      Totals            $256,500,000.00                $0.00                $0.00      $256,500,000.00
                  ====================================================================================

D.    Accrued Interest Outstanding - March, 2001
      ------------------------------------------

                    Accrued Interest          Interest          Interest     Accrued Interest       Interest
                        Outstanding,           Accrued          Payments         Outstanding,     Rate As Of
      Series          Start of Month      During Month      During Month         End of Month   End Of Month
      ------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A          $266,933.33     $  371,258.33     $  339,733.33          $298,458.33       5.51000%
        1999-1B           133,466.67        185,358.33        169,866.67           148,958.33       5.50000%
        1999-1C            32,281.33         45,293.58         41,085.33            36,489.58       5.65000%
                  ---------------------------------------------------------------------------
        Total             432,681.33        601,910.24        550,685.33           483,906.24
                  ---------------------------------------------------------------------------
      Series 2000-1:
        2000-1A           239,843.33        254,465.36        471,271.11            23,037.58       5.11000%
        2000-1B           176,726.67        257,275.56        235,635.56           198,366.67       5.50000%
        2000-1C            99,244.44        106,302.78        195,922.22             9,625.00       5.25000%
                  ---------------------------------------------------------------------------
        Total             515,814.44        618,043.70        902,828.89           231,029.25
                  ---------------------------------------------------------------------------
      Totals             $948,495.77     $1,219,953.94     $1,453,514.22          $714,935.49
                  ===========================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                        Interest Period
      Series              Starting Date        Net Loan Rate
      -------------------------------------------------------
      Series 1999-1:
        1999-1A               02-May-01               10.99%
        1999-1B               02-May-01               11.00%
        1999-1C               02-May-01               10.75%
      Series 2000-1:
        2000-1A               26-Apr-01               10.73%
        2000-1B               03-May-01               10.22%
        2000-1C               26-Apr-01               10.44%

F.    Noteholders' Carry-Over Amounts - March, 2001
      ---------------------------------------------

                             Carry-Over                                                     Carry-Over
                               Amounts,            Additions             Payments             Amounts,
      Series             Start of Month         During Month         During Month         End of Month
      ------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00                $0.00                $0.00                $0.00
        1999-1B                    0.00                 0.00                 0.00                 0.00
        1999-1C                    0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00                 0.00                 0.00                 0.00
        2000-1B                    0.00                 0.00                 0.00                 0.00
        2000-1C                    0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  ====================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - March, 2001
      -----------------------------------------------------------------

                                Accrued             Interest             Interest              Accrued
                              Interest,              Accrued             Payments            Interest,
      Series             Start of Month         During Month         During Month         End of Month
      ------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                   $0.00                $0.00                $0.00                $0.00
        1999-1B                    0.00                 0.00                 0.00                 0.00
        1999-1C                    0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                    0.00                 0.00                 0.00                 0.00
        2000-1B                    0.00                 0.00                 0.00                 0.00
        2000-1C                    0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                      0.00                 0.00                 0.00                 0.00
                  ------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  ====================================================================================

II.   Fund Information
      ----------------

A.    Reserve Funds - March, 2001
      ---------------------------
                                                                         Amount
                                                                  -------------
      Balance, Start of Month.....................................$3,847,500.00
      Additions During Month (From Issuance of Notes).............         0.00
      Less Withdrawals During Month...............................         0.00
                                                                  -------------
      Balance, End of Month.......................................$3,847,500.00
                                                                  =============

B.    Capitalized Interest Accounts - March, 2001
      -------------------------------------------
                                                                         Amount
                                                                  -------------
      Balance, Start of Month.....................................$4,042,743.15
      Additions During Month (From Issuance of Notes).............         0.00
      Less Withdrawals During Month...............................         0.00
                                                                  -------------
      Balance, End of Month.......................................$4,042,743.15
                                                                  =============

C.    Acquisition Accounts - March, 2001
      ----------------------------------
                                                                         Amount
                                                                  -------------
      Balance, Start of Month.....................................$2,054,385.28
      Additions During Month......................................    18,722.89
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired........................................         0.00
        Accrued Income............................................         0.00
        Premiums and Related Acquisition Costs....................         0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired........................................(2,069,439.52)
        Premiums and Related Acquisition Costs....................    (3,668.65)
                                                                  -------------
      Balance, End of Month.......................................       ($0.00)
                                                                  =============

D.    Alternative Loan Guarantee Accounts - March, 2001
      -------------------------------------------------
                                                                         Amount
                                                                  -------------
      Balance, Start of Month.....................................$2,144,990.77
      Additions During Month (Initial Purchase of Student Loans)..         0.00
      Guarantee Fees Received (Refunded) During Month.............    92,340.66
      Interest Received During Month..............................     7,966.83
      Other Additions During Month................................       888.60
      Less Withdrawals During Month for Default Payments..........   (72,595.95)
                                                                  -------------
      Balance, End of Month.......................................$2,173,590.91
                                                                  =============

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - March, 2001
      ------------------------------------------------
                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................$226,587,703.84
      Initial Purchase of Eligible Loans........................           0.00
      Transfers.................................................           0.00
      Loans Purchased / Originated..............................   2,069,439.52
      Capitalized Interest......................................     379,668.20
      Less Principal Payments Received..........................  (3,221,651.22)
      Less Defaulted Alternative Loans Transferred..............     (68,325.04)
      Other Increases (Decreases)...............................        (882.31)
                                                                ---------------
      Balance, End of Month.....................................$225,745,952.99
                                                                ===============

B.    Composition of Student Loan Portfolio as of March 31, 2001
      ----------------------------------------------------------

                                                                         Amount
                                                                ---------------
      Aggregate Outstanding Principal Balance...................$225,745,952.99
      Number of Borrowers.......................................         34,609
      Average Outstanding Principal Balance Per Borrower........         $6,523
      Number of Loans (Promissory Notes)........................         65,939
      Average Outstanding Principal Balance Per Loan............         $3,424
      Weighted Average Interest Rate............................          8.44%

C.    Distribution of Student Loan Portfolio by Loan Type as of March 31, 2001
      ------------------------------------------------------------------------

                                               Outstanding
                                                 Principal
      Loan Type                                    Balance            Percent
      -----------------------------------------------------------------------
      Stafford - Subsidized................$ 87,141,549.72              38.6%
      Stafford - Unsubsidized..............  50,507,468.71              22.4%
      Stafford - Nonsubsidized.............         154.35               0.0%
      PLUS.................................  20,335,795.04               9.0%
      SLS..................................     119,408.66               0.1%
      Consolidation........................  12,840,315.39               5.7%
      Alternative..........................  54,801,261.12              24.3%
                                           ----------------------------------
      Total................................$225,745,952.99             100.0%
                                           ==================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of
      -------------------------------------------------------------
      March 31, 2001
      --------------

                                               Outstanding
                                                 Principal
      Interest Rate                                Balance           Percent
      ----------------------------------------------------------------------
      Less Than 7.00%......................$    492,593.10              0.2%
      7.00% to 7.49%.......................   1,723,667.98              0.8%
      7.50% to 7.99%.......................  45,024,732.31             19.9%
      8.00% to 8.49%....................... 102,452,303.05             45.4%
      8.50% to 8.99%.......................  47,175,184.25             20.9%
      9.00% to 9.49%.......................   1,364,620.59              0.6%
      9.50% or Greater.....................  27,512,851.71             12.2%
                                           ---------------------------------
      Total................................$225,745,952.99            100.0%
                                           =================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      March 31, 2001
      --------------

                                               Outstanding
                                                 Principal
      Borrower Payment Status                      Balance           Percent
      ----------------------------------------------------------------------
      School...............................$ 59,660,851.62             26.4%
      Grace................................  11,917,484.39              5.3%
      Repayment............................ 122,783,342.08             54.4%
      Deferment............................  23,980,485.20             10.6%
      Forbearance..........................   7,403,789.70              3.3%
                                           ---------------------------------
      Total................................$225,745,952.99            100.0%
                                           =================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of
      ------------------------------------------------------------------
      March 31, 2001
      --------------

                                          Percent by Outstanding Balance
                                     ------------------------------------------
                                     Outstanding       Excluding
                                       Principal    School/Grace   All Loans in
      Delinquency Status                 Balance    Status Loans      Portfolio
      -------------------------------------------------------------------------
      31 to 60 Days...............$ 4,663,016.69            3.0%           2.1%
      61 to 90 Days...............  2,753,388.35            1.8%           1.2%
      91 to 120 Days..............  4,073,103.76            2.6%           1.8%
      121 to 180 Days.............  2,245,469.37            1.5%           1.0%
      181 to 270 Days.............  1,805,717.90            1.2%           0.8%
      Over 270 Days...............    678,876.80            0.4%           0.3%
      Claims Filed, Not Yet Paid..    870,427.66            0.6%           0.4%
                                  ---------------------------------------------
      Total.......................$17,090,000.53           11.1%           7.6%
                                  =============================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of
      ----------------------------------------------------------------
      March 31, 2001
      --------------

                                               Outstanding
                                                 Principal
      Guarantee Status                             Balance           Percent
      ----------------------------------------------------------------------
      FFELP Loan Guaranteed 100%...........$    668,685.80              0.3%
      FFELP Loan Guaranteed 98%............ 170,276,006.07             75.4%
      Alternative Loans Non-Guaranteed.....  54,801,261.12             24.3%
                                           ---------------------------------
      Total................................$225,745,952.99            100.0%
                                           =================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of
      ----------------------------------------------------------------
      March 31, 2001
      --------------

                                                     Outstanding
                                                       Principal
      Guarantee Agency                                   Balance      Percent
      -----------------------------------------------------------------------
      Education Assistance Corporation...........$102,725,833.63        45.5%
      Great Lakes Higher Education Corporation...  17,333,549.68         7.7%
      California Student Aid Commission..........  19,526,222.80         8.6%
      Student Loans of North Dakota..............   6,456,852.97         2.9%
      Texas GSLC.................................   5,672,465.55         2.5%
      Pennsylvania Higher Education Assistance
       Agency....................................   7,936,188.88         3.5%
      United Student Aid Funds, Inc..............  10,120,821.94         4.5%
      Other Guarantee Agencies...................   1,172,756.42         0.5%
      Alternative Loans Non-Guaranteed...........  54,801,261.12        24.3%
                                                 ----------------------------
      Total......................................$225,745,952.99       100.0%
                                                 ============================

I.    Fees and Expenses Accrued For/Through March, 2001
      -------------------------------------------------

                                                                For The 3
                                                             Months Ended
                                         March, 2001       March 31, 2001
                                        ---------------------------------
      Servicing Fees.....................$197,527.71          $583,365.86
      Indenture Trustee Fees.............   5,343.78            16,031.14
      Broker / Dealer Fees...............  55,218.75           154,970.12
      Auction Agent Fees.................   4,417.50            12,825.01
      Other Permitted Expenses...........       0.00                 0.00
                                         --------------------------------
      Total..............................$262,507.74          $767,192.13
                                         ================================

J.    Ratio of Assets to Liabilities as of March 31, 2001
      ---------------------------------------------------

                                                                   Amount
                                                          ---------------
      Total Indenture Assets..............................$259,797,787.45
      Total Indenture Liabilities......................... 257,439,571.15
                                                          ---------------
      Ratio...............................................        100.92%
                                                          ===============